Exhibit 99.1

For Immediate Release	Contact:
Maria Gemskie
312.435.3620
news@cbot.com

Investor Contact:
Tami Kamarauskas
312.213.2558
InvestorRelations@cbot.com

CBOT HOLDINGS THIRD QUARTER 2005 REVENUE UP 20 PERCENT

CHICAGO, October 28, 2005 – CBOT Holdings, Inc., holding company for the Chicago Board of Trade (CBOT®), announced today that revenue in the third quarter of 2005 rose 20 percent from revenue in the same period during 2004, with increased trading volume and a higher average rate per contract contributing to these results. Net income in the third quarter climbed 63 percent to $19.8 million, compared with $12.2 million in the third quarter of 2004.

Third quarter revenue was $112.2 million, up from $93.6 million in the third quarter of 2004. Exchange and clearing fee revenue in the third quarter grew 21 percent to $82.7 million compared with $68.3 million in the third quarter of 2004. Third quarter operating income was $32.9 million, rising 66 percent from $19.8 million in the same period during the prior year.

CBOT Holdings President and CEO Bernard W. Dan said, “We added significant trading platform enhancements over the past year, which contributed to the recent growth in reported trading volume. Global market participants have benefited from more effective risk management via increased use of reduced tick spreads and enhanced trading and matching algorithms. In addition, on October 9, 2005, we implemented an additional major upgrade to our electronic trading platform, and concurrently expanded the number of trading hours from 21 hours per day to 22, which are collectively intended to drive additional volume in our products.”

Third quarter trading volume rose nine percent over the same period during the prior year to 165.2 million contracts. Average daily volume in the third quarter of 2005 increased to 2.6 million contracts, also up nine percent from the third quarter of 2004. In addition, average daily volume on the CBOT’s electronic trading platform, e-cbot powered by LIFFE CONNECT®, during the third quarter rose 20 percent from the same period last year.

Third quarter earnings benefited from trading volume growth along with an increase in the average rate per contract, which rose 11 percent above last year’s third quarter level. The average rate per contract represents total exchange and clearing fee revenue divided by total reported trading volume.

Separately, on Monday, October 24, 2005, CBOT Holdings closed the initial public offering of 3,191,489 shares of its Class A common stock, which included 2,940,486 shares offered by CBOT Holdings and 251,003 shares offered by selling stockholders. The initial public offering price was $54.00 per share. CBOT Holdings also sold an additional 478,723 shares of Class A common stock pursuant to the exercise in full by the underwriters of their over-allotment option.

Key Financial Metrics (in millions, except rate per contract)

Quarter Ended	Sept 30 2005	Sept.30 2004	June 30 2005
Average Daily Volume	2.6	2.4	2.9
Reported Trading Volume	165.2	151.5	184.9
Average Rate per Contract	$0.501	$0.451	$0.499
Revenue	$112.2	$93.6	$120.6
Operating Income	$32.9	$19.8	$33.7
Operating Margin	29%	21%	28%
Net Income	$19.8	$12.2	$18.2
Depreciation & Amortization	$13.1	$11.5	$14.2
Capital Expenditures	$7.8	$17.0	$14.7

CBOT Third Quarter Operational Highlights

•	CBOT announced upgrades to e-cbot, along with increases in exchange fee rates for certain transactions on e-cbot, effective October 1, 2005. New functionality on e-cbot includes order book management, stop orders at the host level that expand order type access via e-cbot, nine inter-commodity spread strategies for financial products and an expansion of trading hours per day from 21 to 22.

•	CBOT and Singapore Exchange announced an effort to jointly explore the establishment of a commodity derivatives exchange in Singapore.

Outlook

Given current market conditions and what is known today, the CBOT currently expects the following for the fourth quarter 2005:

•	Baseline expenses, which equals total operating expenses less volume based expenses, of about $66 million to $69 million, including $1.8 million to $2.0 million of non-cash stock compensation expense.

•	Volume based expenses, which include clearing costs and contracted license fees, of about $0.105 per reported contract.

•	The exchange fee rate increase implemented October 1, 2005 is currently expected to raise the overall rate per contract in the fourth quarter of 2005 about seven to ten percent from the rate during the third quarter of 2005.

The company does not provide an outlook for trading volume or revenue, but does report the trading volume daily on its website at http://www.cbot.com/cbot/pub/page/0,3181,541,00.html.

	3Q 2005	2Q 2005	1Q 2005	4Q 2004	3Q 2004	2Q 2004	1Q 2004
Trading Days	64	64	61	64	64	63	62

AVERAGE RATE PER CONTRACT

	3Q 2005	2Q 2005	1Q 2005	4Q 2004	3Q 2004	2Q 2004	1Q 2004
PRODUCT:
Interest Rate	0.469	0.467	0.482	0.386	0.417	0.408	0.484
Agriculture	0.631	0.643	0.641	0.640	0.637	0.673	0.678
Equity Index	0.672	0.630	0.578	0.560	0.564	0.550	0.525
Metals, Energy & Other	1.360	1.312	0.855	0.654	0.848	0.870	0.851
Overall average rate per contract	0.501	0.499	0.507	0.424	0.451	0.455	0.519
VENUE:
Open-Auction	0.485	0.483	0.491	0.441	0.490	0.506	0.525
Electronic	0.411	0.397	0.400	0.315	0.330	0.319	0.429
Off-Exchange	2.117	2.404	2.131	1.786	1.880	1.668	1.597
Overall average rate per contract	0.501	0.499	0.507	0.424	0.451	0.455	0.519

AVERAGE DAILY VOLUME (Round Turns, in thousands)

	3Q 2005	2Q 2005	1Q 2005	4Q 2004	3Q 2004	2Q 2004	1Q 2004
PRODUCT:
Interest Rate	2,123	2,368	2,356	2,006	1,974	2,028	1,735
Agriculture	350	404	373	287	295	391	375
Equity Index	103	115	105	99	96	94	90
Metals, Energy & Other	5	3	4	5	2	2	2
Total	2,582	2,889	2,838	2,398	2,367	2,516	2,203
VENUE:
Open-Auction	773	940	940	780	843	1,007	913
Electronic	1,707	1,843	1,772	1,507	1,426	1,395	1,194
Off-Exchange	102	106	126	110	97	115	96
Total	2,582	2,889	2,838	2,398	2,367	2,516	2,203

TRANSACTION FEES (in thousands)

	3Q 2005	2Q 2005	1Q 2005	4Q 2004	3Q 2004	2Q 2004	1Q 2004
PRODUCT:
Interest Rate	$63,741	$70,733	$69,327	$49,524	$52,666	$52,199	$52,092
Agriculture	14,150	16,604	14,598	11,761	12,037	16,558	15,777
Equity Index	4,439	4,627	3,687	3,562	3,453	3,270	2,942
Metals, Energy & Other	393	252	184	202	127	135	130
Total	$82,722	$92,216	$87,796	$65,050	$68,284	$72,163	$70,940
VENUE:
Open-Auction	$23,979	$29,085	$28,185	$22,038	$26,458	$32,067	$29,742
Electronic	44,872	46,883	43,285	30,413	30,123	28,011	31,726
Off-Exchange	13,871	16,247	16,325	12,598	11,702	12,084	9,473
Total	$82,722	$92,216	$87,796	$65,050	$68,284	$72,163	$70,940

Quarterly Conference Call

Executives of CBOT Holdings Inc. will host a conference call to review its third quarter results today, October 28, at 8:00 am ET 7:00 am CT. The conference call and any accompanying slides will be publicly available via live web cast from the investor relations section of the CBOT Holdings web site at http://www.cbot.com. The web cast will be available for replay at the same address approximately two hours following its conclusion. Those wishing to listen to the live conference via telephone should dial 866.362.5158 (U.S. callers) and 617.597.5397 (International callers) at least 10 minutes before the call begins.

About the CBOT

As one of the leading global derivative exchanges, the Chicago Board of Trade provides a diverse mix of financial, equity, and commodity futures and options-on-futures products. Building on its 157-year history, the CBOT continues to advance into the future using the strength of deep liquidity, market integrity and member-trader expertise. Using superior trading technology in both electronic and open-auction trading platforms, the CBOT provides premier customer service to risk managers and investors worldwide. For more information visit our web site at www.cbot.com.

Forward Looking Statements

In this release, our use of the words “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or other comparable terminology is intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statements. More detailed information about factors that may affect our performance may be found in filings made by CBOT Holdings, Inc. with the Securities and Exchange Commission, which can be obtained at its web site at www.sec.gov. Except for any obligation to disclose material information under Federal securities laws, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

# # #

CBOT Holdings, Inc. and Subsidiaries

Consolidated Statements of Financial Condition

(unaudited, in thousands)

	12/31/04	03/31/05	06/30/05	09/30/05
ASSETS
Current assets:
Cash and cash equivalents:
Unrestricted	$91,165	$101,455	$101,868	$73,436
Held under deposit and membership transfers	14,262	16,439	2,050	862

Total cash and cash equivalents	105,427	117,894	103,918	74,298

Restricted cash	7,661	4,025	22,102	17,254
Short term investments	—	—	24,700	64,199
Accounts receivable - net of allowance	34,556	47,775	40,761	38,310
Income tax receivable	1,557	—	—	—
Deferred income taxes	2,219	2,591	2,573	2,974
Prepaid expenses	20,542	24,388	21,065	21,114

Total current assets	171,962	196,673	215,119	218,149

Property and equipment:
Land	34,234	34,234	34,234	34,234
Buildings and equipment	320,295	322,363	325,161	328,992
Furnishings and fixtures	188,316	189,825	196,344	197,054
Computer software and systems	72,662	81,492	84,091	84,112
Construction in progress	13,702	6,196	8,287	11,440

Total property and equipment	629,209	634,110	648,117	655,832
Less accumulated depreciation and amortization	360,038	373,708	387,137	400,110

Property and equipment - net	269,171	260,402	260,980	255,722

Other assets - net	19,283	19,162	19,387	19,252

Total assets	$460,416	$476,237	$495,486	$493,123

LIABILITIES AND MEMBERS’ / STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,545	$12,837	$14,098	$14,960
Accrued clearing services	11,591	13,516	15,003	12,630
Accrued real estate taxes	7,623	5,994	7,995	9,595
Accrued payroll costs	6,031	2,882	3,986	5,568
Accrued exchange fee rebates	2,301	1,587	1,955	2,555
Accrued employee termination	403	322	273	302
Accrued liabilities	9,524	9,056	8,381	7,348
Funds held for deposit and membership transfers	14,262	16,439	24,123	17,230
Current portion of long-term debt	20,359	20,229	19,726	19,588
Income tax payable	—	12,012	2,135	1,764
Other current liabilities	249	4,733	4,700	322

Total current liabilities	92,888	99,607	102,375	91,862

Long-term liabilities:
Deferred income tax liabilities	28,484	27,225	25,588	23,468
Long-term debt	31,074	20,231	19,728	11,810
Other liabilities	14,379	14,671	15,048	13,412

Total long-term liabilities	73,937	62,127	60,364	48,690

Total liabilities	166,825	161,734	162,739	140,552

Members’ / Stockholders’ equity:
Common stock	—	—	49	49
Additional paid-in capital	—	—	315,500	315,500
Retained earnings	—	—	17,198	37,022
Members’ equity	293,591	314,503	—	—

Total members’ / stockholders’ equity	293,591	314,503	332,747	352,571

Total liabilities and members’ / stockholders’ equity	$460,416	$476,237	$495,486	$493,123

CBOT Holdings, Inc. and Subsidiaries

Consolidated Statements of Income

(unaudited, in thousands, except per share data)

	QUARTER ENDED				YTD
	03/31/05	06/30/05	09/30/05	09/30/04	09/30/05	09/30/04
Revenues:
Exchange fees	66,518	69,657	62,696	49,675	198,871	156,555
Clearing fees	21,277	22,559	20,027	18,609	63,863	54,832
Market data	18,522	18,306	18,289	16,119	55,117	48,118
Building	5,608	5,479	5,595	5,328	16,682	16,089
Services	3,591	3,623	4,230	3,133	11,444	9,465
Dues	—	—	—	—	—	9,315
Other	941	963	1,331	711	3,235	2,182

Total revenues	116,457	120,587	112,168	93,575	349,212	296,556

Expenses:
Clearing services	16,516	17,378	15,630	14,080	49,524	40,162
Contracted license fees	1,625	1,780	1,718	1,575	5,123	4,586
Salaries and benefits	18,633	17,902	18,127	16,923	54,662	52,820
Depreciation and amortization	13,814	14,231	13,144	11,507	41,189	33,757
Professional services	4,592	4,558	4,979	6,389	14,129	19,115
General and administrative expenses	4,922	5,167	5,427	5,511	15,516	14,638
Building operating costs	6,638	6,514	6,542	5,899	19,694	17,813
Information technology services	10,677	11,392	10,660	8,905	32,729	26,378
Programs	2,016	3,089	2,306	1,902	7,411	8,053
Interest	922	796	633	1,114	2,351	3,654
Litigation		4,000			4,000
Severance and related costs	114	50	113	(31)	277	387

Operating expenses	80,469	86,857	79,279	73,774	246,605	221,363

Income from operations	35,988	33,730	32,889	19,801	102,607	75,193

Income taxes
Current	16,577	17,002	15,586	9,957	49,165	26,793
Deferred	(1,632)	(1,618)	(2,521)	(2,120)	(5,771)	4,421

Total income taxes	14,945	15,384	13,065	7,837	43,394	31,214
Income before equity in unconsolidated subsidiary and minority interest in consolidated subsidiary	21,043	18,346	19,824	11,964	59,213	43,979

Equity in loss of unconsolidated subsidiary - net of tax	(255)	(112)	—	(121)	(367)	(373)
Minority interest in loss of consolidated subsidiary	—	—	—	323	—	1,100

Net income	20,788	18,234	19,824	12,166	58,846	44,706

Earnings per share: (1)
Basic		$0.35	$0.40		$0.75
Diluted		$0.35	$0.40		$0.75

Weighted average number of common stock shares: (2)(3)
Basic		49,360	49,360		49,360
Diluted		49,360	49,360		49,360

(1)	Income used in the calculation of earnings per share, only includes earnings allocated to each reported period after April 22, 2005, the date the CBOT demutualized and became a stock, for-profit company. The amount of income allocated to the period before April 22, 2005 and not included in the calculation of earnings per share was $1,036 for the quarter ended June 30, 2005 and $21,824 for the nine months ended September 30, 2005.
(2)	CBOT members received an aggregate of 49,360 shares of Class A common stock of CBOT Holdings as a result of the demutualization.Weighted average number of shares used in the calculation is based on the average number of shares outstanding after April 22, 2005 rather than the entire reporting period.
(3)	On October 24, 2005, CBOT Holdings closed an initial public offering of its Class A common stock. The number of shares of Class A common stock outstanding immediately after this offering was 52,807 shares.

Operating expense makeup:
Volume-based	18,141	19,158	17,348	15,655	54,647	44,748
Baseline	62,214	63,649	61,818	58,150	187,681	176,228
Other	114	4,050	113	(31)	4,277	387

Total	80,469	86,857	79,279	73,774	246,605	221,363

CBOT Holdings, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited, in thousands)

	QUARTER ENDED				YTD
	03/31/05	06/30/05	09/30/05	09/30/04	09/30/05	09/30/04
Cash flows from operating activities:
Net income	$20,788	$18,234	$19,824	$12,166	$58,846	$44,706
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	13,814	14,231	13,144	11,507	41,189	33,757
Change in allowance for doubtful accounts	230	61	78	(5)	369	(234)
Gain / loss on foreign currency transaction	(260)	(1,006)	(316)	(153)	(1,582)	361
Gain / loss on sale or retirement of fixed assets	—	(4)	8	(21)	4	13
Deferred income taxes (benefit)	(1,632)	(1,618)	(2,521)	(2,120)	(5,771)	4,420
Minority interest in loss of subsidiary	—	—	—	(323)	—	(1,100)
Equity in loss of unconsolidated subsidiary	425	188	—	201	613	621
Amortization of short term investment discounts	—	(26)	(111)	—	(137)	—
Changes in assets and liabilities:
Accounts receivable	(13,449)	6,953	2,373	337	(4,123)	1,046
Income tax receivable / payable	13,569	(9,877)	(371)	(498)	3,321	12,926
Prepaid expenses	(3,846)	3,323	(49)	(1,752)	(572)	(7,852)
Other assets	(410)	(335)	19	446	(726)	707
Accounts payable	(7,708)	1,261	862	1,026	(5,585)	(14,071)
Accrued clearing services	1,925	1,487	(2,373)	191	1,039	10,257
Accrued real estate taxes	(1,629)	2,001	1,600	1,305	1,972	870
Accrued payroll costs	(3,149)	1,104	1,582	1,441	(463)	(31)
Accrued exchange fee rebates	(714)	368	600	105	254	(1,812)
Accrued employee termination	(81)	(49)	29	(474)	(101)	(1,970)
Accrued liabilities	(468)	(675)	(1,033)	(451)	(2,176)	(3,723)
Funds held for deposit and membership transfers	2,177	7,684	(6,893)	(6,110)	2,968	993
Other current liabilities	4,484	(33)	(4,378)	3,721	73	3,695
Other long-term liabilities	292	377	(1,636)	(1,362)	(967)	(1,006)

Net cash flows from operating activities	24,358	43,649	20,438	19,177	88,445	82,573

Cash flows from investing activities:
Acquisition of property and equipment	(4,932)	(14,702)	(7,777)	(17,031)	(27,411)	(28,608)
Purchase of short term investments	—	(24,674)	(49,285)	—	(73,959)	—
Proceeds from short term investments	—	—	9,897	—	9,897	—
Restricted cash	3,636	(18,077)	4,848	(5)	(9,593)	(6,803)
Proceeds from sale of property and equipment	—	9	—	227	9	229
Investment in joint ventures	(6)	(191)	(1)	(50)	(198)	(323)

Net cash flows used in investing activities	(1,302)	(57,635)	(42,318)	(16,859)	(101,255)	(35,505)

Cash flows from financing activities:
Repayments of borrowings	(10,713)	—	(7,740)	(7,939)	(18,453)	(18,652)
Capital contributions from members	124	10	—	81	134	275
Distribution to partners	—	—	—	—	—	(60,300)

Net cash flows used in financing activities	(10,589)	10	(7,740)	(7,858)	(18,319)	(78,677)

Net increase (decrease) in cash and cash equivalents	12,467	(13,976)	(29,620)	(5,540)	(31,129)	(31,609)

Cash and cash equivalents - beginning of period	105,427	117,894	103,918	116,597	105,427	142,666

Cash and cash equivalents - end of period	$117,894	$103,918	$74,298	$111,057	$74,298	$111,057

Cash paid for:
Interest	$1,089	$297	$1,000	$1,600	$2,386	$3,346

Income taxes (net of refunds)	2,837	26,841	15,959	10,375	45,637	13,619